Exhibit A

13G

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Common Stock, par value $0.01, of LVB Acquisition, Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  February 14, 2012

KKR 2006 FUND L.P.
By: KKR Associates 2006 L.P., its sole general partner
By: KKR 2006 GP LLC, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR BIOMET LLC

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Vice President

KKR PEI INVESTMENTS, L.P.
By: KKR PEI Associates L.P., its sole general partner
By: KKR PEI GP Limited, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

13G

8 NORTH AMERICA INVESTOR L.P.
By: KKR Associates 8 NA L.P., its sole general partner
By: KKR 8 NA Limited, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

OPERF CO-INVESTMENT LLC
By: KKR Associates 2006 L.P., its sole general partner
By: KKR 2006 GP LLC, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR PARTNERS III, L.P.
By: KKR III GP LLC, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for Henry R. Kravis, Manager

13G

KKR ASSOCIATES 2006 L.P.
By: KKR 2006 GP LLC, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR 2006 GP LLC

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR PEI ASSOCIATES, L.P.
By: KKR PEI GP Limited, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR PEI GP LIMITED

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

13G

KKR ASSOCIATES 8 NA L.P.
By: KKR 8 NA Limited, its sole general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR 8 NA LIMITED

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS L.P.
By: KKR Fund Holdings GP Limited, its general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS L.P.
By: KKR Group Limited, its general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

13G

KKR GROUP LIMITED

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Director

KKR & CO. L.P.

By: KKR Management LLC, its general partner

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

13G

KKR III GP LLC

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact for Henry R. Kravis, Manager

HENRY R. KRAVIS

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/Richard J. Kreider
Name: Richard J. Kreider
Title: Attorney-in-fact